SUB-ITEM 77Q1(e)
ADVISORY AGREEMENT FOR CGM MUTUAL FUND
       AGREEMENT made this 31st day of December, 2004 by and between CGM TRUST, a Massachusetts business trust (the Trust), with respect to its CGM MUTUAL
FUND series (the Series), and CAPITAL GROWTH MANAGEMENT LIMITED
PARTNERSHIP, a Massachusetts partnership (the Adviser).
WITNESSETH:
       WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;
       NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust and the Adviser agree as follows:
              1.	The Trust hereby employs the Adviser to manage the
investment and reinvestment of the assets of the Series and to perform the other services herein set forth, subject to the supervision of the Board of
Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the
Trust.
              2.	In carrying out its obligations to manage the investment
and reinvestment of the assets belonging to the Series, the Adviser shall:
       (a)	obtain and evaluate such economic, statistical and
financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the
Series in accordance with the Series, investment objective and policies;
       (b)	take such steps as are necessary to implement the
investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and
       (c)	regularly report to the Board of Trustees with respect to
the implementation of the investment policies of the Series.
              3.	All activities in connection with the management of the
affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of
Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.
              4.	In addition to performing at its expense the obligations
set forth in section 2 hereof, the Adviser shall furnish to the Trust at the
Advisers own expense or pay the expenses of the Trust for the following:
       (a)	office space in such place or places as may be agreed upon
from time to time, and all necessary office supplies, facilities and equipment;
       (b)	necessary executive and other personnel for managing the
affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and
       (c)	compensation, if any, of Trustees of the Trust who are
directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the
Adviser.
              5.	Nothing in section 4 hereof shall require the Adviser to
bear, or to reimburse the Trust for:
       (a)	any of the costs of printing and distributing the items
referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Trust and its principal underwriter in effect from time to time relating to distribution of shares of the Series;
       (b)	compensation of Trustees of the Trust who are not
directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the
Adviser;
       (c)	registration, filing and other fees in connection with
requirements of regulatory authorities;
       (d)	the charges and expenses of the Custodian appointed by the
Trust for custodial services;
       (e)	charges and expenses of independent accountants retained by
the Trust;
       (f)	charges and expenses of any transfer agents, paying agents,
plan agents and registrars appointed by the Trust;
       (g)	brokers, commissions and issue and transfer taxes
chargeable to the Trust in connection with securities transactions to which the Trust is a party;
       (h)	taxes and fees payable by the Trust to Federal, State or
other governmental agencies;
       (i)	the cost of certificates representing shares of the Series;
       (j)	expenses of meetings of shareholders and Trustees of the
Trust;
       (k)	charges and expenses of legal counsel retained by the
Trust;
       (l)	interest, including interest on borrowings by the Trust;
       (m)	the cost of services, including services of counsel,
required in connection with the preparation of the Trusts registration statements and prospectuses with respect to shares of the Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities, to the extent that any such materials relate to the Series or to the shareholders thereof; and
       (n)	the Trusts expenses of bookkeeping, accounting, auditing
and financial reporting, including related clerical expenses with respect to the Series.
              6.	The services of the Adviser to the Trust hereunder are not
to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.
              7.	As full compensation for all services rendered, facilities
furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series average daily net assets set forth in the following chart:
Annual	Average Daily
Percentage Rate	Net Asset Value Levels
0.90%	of the first $500,000,000;
0.80%	of the next $500,000,000; and
0.75%	of such assets in excess of
$1,000,000,000.
Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the
Adviser.  The Adviser hereby acknowledges that the Trusts obligation to pay such compensation is binding only on the assets and property belonging to the
Series.
              8.	If the total of all ordinary business expenses of the
Series or the Trust as a whole (including investment advisory fees but excluding taxes portfolio brokerage commissions and interest) for any fiscal year exceeds the lowest applicable percentage of average net assets limitation prescribed by any state in which shares of the Series are qualified for sale, the total fee otherwise due the Adviser for such fiscal year pursuant to section 7 hereof shall be reduced by the amount of such excess belonging to the Series, and, if, after giving effect to such reduction, the total of all ordinary business expenses continues to exceed any such applicable limitation, the Adviser shall pay any such continuing excess belonging to the Series; provided, however, that the Adviser will not reduce its fees nor pay any such expenses to an extent or under circumstances which would result in the inability of the Series to qualify as a regulated investment company under the Internal Revenue Code. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the
Series and the Trust shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Trust or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Trust or the Series, as the case may be.
              9.	It is understood that any of the shareholders, trustees,
officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the
Adviser, any affiliated person of the Adviser, any organization in which the
Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and
Declaration of Trust of the Trust and the Partnership Agreement of the
Adviser, respectively, or by specific provisions of applicable law.
              10.	The Adviser consents to the use by the Trust of the names
CGM Trust and CGM Mutual Fund, or other names embodying the words
Capital Growth Management or CGM in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place for any purposes or under any conditions except as in this paragraph provided.
       Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, it will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to
Capital Growth Management or CGM and will not thereafter transact any business in a name containing Capital Growth Management or CGM in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name Capital Growth Management or CGM or any other reference to the
Adviser. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.
              11.	This Agreement shall become effective as of the date of its
execution, and
       (a)	unless otherwise terminated, after June 1, 2006 this
Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the
Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;
       (b)	this Agreement may at any time be terminated on sixty days
written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;
       (c)	this Agreement shall automatically terminate in the event
of its assignment;
       (d)	this Agreement may be terminated by the Adviser on ninety
days written notice to the Trust.
       Termination of this Agreement pursuant to this section 11 shall be without payment of any penalty.
              12.	This Agreement may be amended at any time by mutual consent
of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
              13.	For the purpose of this Agreement, the terms vote of a
majority of the outstanding voting securities, interested person, affiliated person and assignment shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities belonging to the Series shall have the meaning defined in the Trusts
Agreement and Declaration of Trust.
              14.	In the absence of willful misfeasance, bad faith or gross
negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.
       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.
CGM TRUST on behalf of its CGM MUTUAL FUND
series
By:
	Jem Hudgins, Treasurer
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
By:
	G. Kenneth Heebner, Chairman and Treasurer
	Kenbob, Inc., General Partner

       A copy of the Agreement and Declaration of Trust establishing CGM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

ADVISORY AGREEMENT FOR CGM REALTY FUND
       AGREEMENT made this 31st day of December, 2004 by and between CGM
TRUST, a Massachusetts business trust (the Trust), with respect to its CGM
REALTY FUND series (the Series), and CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts partnership (the Adviser).
WITNESSETH:
       WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;
       NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust and the Adviser agree as follows:
       15.	The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the
Trust.
       16.	In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:
       (a)	obtain and evaluate such economic, statistical and
financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the
Series in accordance with the Series, investment objective and policies;
       (b)	take such steps as are necessary to implement the
investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and
       (c)	regularly report to the Board of Trustees with respect to
the implementation of the investment policies of the Series.
       17.	All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.
       18.	In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Trust at the
Advisers own expense or pay the expenses of the Trust for the following:
       (a)	office space in such place or places as may be agreed upon
from time to time, and all necessary office supplies, facilities and equipment;
       (b)	necessary executive and other personnel for managing the
affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and
       (c)	compensation, if any, of Trustees of the Trust who are
directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the
Adviser.
       19.	Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:
       (a)	any of the costs of printing and distributing the items
referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Trust and its principal underwriter in effect from time to time relating to distribution of shares of the Series;
       (b)	compensation of Trustees of the Trust who are not
directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the
Adviser;
       (c)	registration, filing and other fees in connection with
requirements of regulatory authorities;
       (d)	the charges and expenses of the Custodian appointed by the
Trust for custodial services;
       (e)	charges and expenses of independent accountants retained by
the Trust;
       (f)	charges and expenses of any transfer agents, paying agents,
plan agents and registrars appointed by the Trust;
       (g)	brokers, commissions and issue and transfer taxes
chargeable to the Trust in connection with securities transactions to which the Trust is a party;
       (h)	taxes and fees payable by the Trust to Federal, State or
other governmental agencies;
       (i)	the cost of certificates representing shares of the Series;
       (j)	expenses of meetings of shareholders and Trustees of the
Trust;
       (k)	charges and expenses of legal counsel retained by the
Trust;
       (l)	interest, including interest on borrowings by the Trust;
       (m)	the cost of services, including services of counsel,
required in connection with the preparation of the Trusts registration statements and prospectuses with respect to shares of the Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities, to the extent that any such materials relate to the Series or to the shareholders thereof; and
       (n)	the Trusts expenses of bookkeeping, accounting, auditing
and financial reporting, including related clerical expenses with respect to the Series.
       20.	The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.
       21.	As full compensation for all services rendered, facilities
furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series average daily net assets set forth in the following chart:
Annual	Average Daily
Percentage Rate	Net Asset Value Levels
0.85%	of the first $500,000,000;
0.75%	of such assets in excess of $500,000,000.
Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the
Adviser. The Adviser hereby acknowledges that the Trusts obligation to pay such compensation is binding only on the assets and property belonging to the Series.
       22.	If the total of all ordinary business expenses of the Series or the Trust as a whole (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) for any fiscal year exceeds the lowest applicable percentage of average net assets limitation prescribed by any state in which shares of the Series are qualified for sale, the total fee otherwise due the Adviser for such fiscal year pursuant to section 7 hereof shall be reduced by the amount of such excess belonging to the
Series, and, if, after giving effect to such reduction, the total of all ordinary business expenses continues to exceed any such applicable limitation, the Adviser shall pay any such continuing excess belonging to the Series; provided, however, that the Adviser will not reduce its fees nor pay any such expenses to an extent or under circumstances which would result in the inability of the Series to qualify as a regulated investment company under the Internal Revenue Code. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the
Trust shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Trust or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Trust or the Series, as the case may be.
       23.	It is understood that any of the shareholders, trustees,
officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Partnership Agreement of the
Adviser, respectively, or by specific provisions of applicable law.
       24.	The Adviser consents to the use by the Trust of the names CGM
Trust and CGM Realty Fund, or other names embodying the words Capital
Growth Management or CGM in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place for any purposes or under any conditions except as in this paragraph provided.
       Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, it will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to Capital Growth Management or CGM and will not thereafter transact any business in a name containing Capital Growth Management or CGM in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name Capital Growth Management or CGM or any other reference to the
Adviser. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.
       25.	This Agreement shall become effective as of the date of its
execution, and
       (a)	unless otherwise terminated, after June 1, 2006 this
Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the
Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;
       (b)	this Agreement may at any time be terminated on sixty days
written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;
       (c)	this Agreement shall automatically terminate in the event
of its assignment;
       (d)	this Agreement may be terminated by the Adviser on ninety
days written notice to the Trust.
       Termination of this Agreement pursuant to this section 11 shall be without payment of any penalty.
       26.	This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
       27.	For the purpose of this Agreement, the terms vote of a majority of the outstanding voting securities, interested person, affiliated person and assignment shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.
References in this Agreement to any assets, property or liabilities belonging to the Series shall have the meaning defined in the Trusts
Agreement and Declaration of Trust.
       28.	In the absence of willful misfeasance, bad faith or gross
negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.
       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.
CGM TRUST on behalf of its CGM REALTY FUND
series
By:
	Jem Hudgins, Treasurer


CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
By:
	G. Kenneth Heebner, Chairman and Treasurer
	Kenbob, Inc., General Partner

       A copy of the Agreement and Declaration of Trust establishing CGM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

ADVISORY AGREEMENT FOR CGM FOCUS FUND
       AGREEMENT made this 31st day of December 2004 by and between CGM TRUST, a Massachusetts business trust (the Trust), with respect to its CGM FOCUS
FUND series (the Series), and CAPITAL GROWTH MANAGEMENT LIMITED
PARTNERSHIP, a Massachusetts partnership (the Adviser).
WITNESSETH:
       WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;
       NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust and the Adviser agree as follows:
       29.	The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.
       30.	In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:
       (a)	obtain and evaluate such economic, statistical and
financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the
Series in accordance with the investment objective and policies of the
Series;
       (b)	take such steps as are necessary to implement the
investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale; and
       (c)	regularly report to the Board of Trustees with respect to
the implementation of the investment policies of the Series.
       31.	All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.
       32.	In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Trust at the Advisers own expense or pay the expenses of the Trust for the following:
       (a)	office space in such place or places as may be agreed upon
from time to time, and all necessary office supplies, facilities and equipment;
       (b)	necessary executive and other personnel for managing the
affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services and exclusive of any managerial functions described in section 5); and
       (c)	compensation, if any, of Trustees of the Trust who are
directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the
Adviser.
       33.	Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:
       (a)	any of the costs of printing and distributing the items
referred to in subsection (m) of this section 5, except as otherwise provided in any agreement between the Trust and its principal underwriter in effect from time to time relating to distribution of shares of the Series;
       (b)	compensation of Trustees of the Trust who are not
directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the
Adviser;
       (c)	registration, filing and other fees in connection with
requirements of regulatory authorities;
       (d)	the charges and expenses of the custodian appointed by the
Trust for custodial services;
       (e)	charges and expenses of independent accountants retained by
the Trust;
       (f)	charges and expenses of any transfer agents, paying agents,
plan agents and registrars appointed by the Trust;
       (g)	brokers, commissions and issue and transfer taxes
chargeable to the Trust in connection with securities transactions to which the Trust is a party;
       (h)	taxes and fees payable by the Trust to Federal, State or
other governmental agencies;
       (i)	the cost of certificates representing shares of the Series;
       (j)	expenses of meetings of shareholders and Trustees of the
Trust;
       (k)	charges and expenses of legal counsel retained by the
Trust;
       (l)	interest, including interest on borrowings by the Trust;
       (m)	the cost of services, including services of counsel,
required in connection with the preparation of the Trusts
registration statements and prospectuses with respect to shares of the
Series, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities, to the extent that any such materials relate to the Series or to the shareholders thereof; and
       (n)	the Trusts expenses of bookkeeping, accounting, auditing
and financial reporting, including related clerical expenses with respect to the Series.
       34.	The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.
       35.	As full compensation for all services rendered, facilities
furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser compensation at the annual percentage rates of the corresponding levels of the Series average daily net assets set forth in the following chart:
Annual	Average Daily
Percentage Rate	Net Asset Value Levels
1.00%	of the first $500,000,000;
0.95%	of the next $500,000,000; and
0.90%	of such assets in excess of $1,000,000,000.
Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the
Adviser. The Adviser hereby acknowledges that the Trusts obligation to pay such compensation is binding only on the assets and property belonging to the Series.
       36.	It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest of any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust, as amended or restated, of the Trust and the partnership agreement of the Adviser, respectively, or by specific provisions of applicable law.
       37.	The Adviser consents to the use by the Trust of the names CGM
Trust and CGM Focus Fund, or other names embodying the words Capital
Growth Management or CGM in such forms as the Adviser shall in writing approve, but only on condition that so long as this Agreement shall remain in force the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place for any purposes or under any conditions except as in this paragraph provided.
       Upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Adviser made within sixty days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to Capital Growth Management or CGM and will not thereafter transact any business in a name containing Capital Growth Management or
CGM in any form or combination whatsoever, or designate itself as the same business trust as or successor to a business trust of such name, or otherwise use the name Capital Growth Management or CGM or any other reference to the Adviser. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.
       38.	This Agreement shall become effective as of the date of its
execution, and
       (a)	unless otherwise terminated, after June 1, 2006 this
Agreement shall continue in effect-only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the
Trust Who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;
       (b)	this Agreement may at any time be terminated on sixty days
written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;
       (c)	this Agreement shall automatically terminate in the event
of its assignment;
       (d)	this Agreement may be terminated by the Adviser on ninety
days written notice to the Trust.
       Termination of this Agreement pursuant to this section 10 shall be without payment of any penalty.
       39.	This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the
Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
       40.	For the purpose of this Agreement, the terms vote of a majority of the outstanding voting securities, interested person, affiliated person and assignment shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.
References in this Agreement to any assets, property or liabilities belonging to the Series shall have the meaning defined in the Trusts
Agreement and Declaration of Trust.
       41.	In the absence of willful misfeasance, bad faith or gross
negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.
       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.
CGM TRUST on behalf of its CGM FOCUS FUND
series
By:
	Jem Hudgins, Treasurer
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
By:
	G. Kenneth Heebner, Chairman and Treasurer
	Kenbob, Inc., General Partner

       A copy of the Amended and Restated Agreement and Declaration of Trust, as amended, of CGM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.





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